Earnings Presentation Third Quarter 2011 October 26, 2011 Presenters: Joseph P. Campanelli Chief Executive Officer Paul D. Borja Chief Financial Officer Exhibit 99.2

Legal Disclaimer
This presentation includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and includes comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “expects,” “assumes,” “anticipates,” “intends,” “plans,” “believes,” “seeks,”
“estimates” or words of similar meaning, or future or conditional words such as “assuming,” “will,” “would,” “possible,” “proposed,” “projected,” “positioned,”
“vision,” “opportunity,” “should,” “could,” “indicative,” “target” or “may.”
Forward-looking statements provide our expectations or predictions of future conditions, events or results.  They are not guarantees of future performance.  By their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  These statements speak only as of the date they are made.  We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.  There a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward looking statements.  Some of these are:
•
Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii)
prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to shareholders.
•
Our ability to maintain capital levels.
•
Competitive factors for loans could negatively impact gain on loan sale margins.
•
Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins, market share and ability to transform business model.
•
Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the mortgage loan secondary market, could adversely affect business.
•
Changes in regulatory capital requirements or an inability to achieve desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value or to transform business model.
•
General business and economic conditions, including unemployment rates, further movements in interest rates, the slope of the yield curve, any increase in fraud and other criminal activity and the further decline of asset values in certain geographic markets, may significantly affect the company’s business activities, loan losses, reserves, earnings and business prospects.
•
Factors concerning the implementation of proposed enhancements and transformation of business model could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy.
•
The Georgia and Indiana branch sales are subject to the satisfaction of customary closing conditions and receipt of regulatory approval. Because of business, economic or market conditions or for any other reasons within or outside of the Company’s discretion, the Company’s sale of its Georgia and
Indiana branches may not result in the anticipated gain or loss and may not be consummated in a timely manner or at all.
Readers should carefully review Flagstar’s financial statements and notes thereto, as well as the risk factors described in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2010, Form 10-Q for the period ended June 30, 2011, and other documents Flagstar files from time to time with the Securities and
Exchange Commission. The information contained in this presentation does not constitute a solicitation to buy Flagstar securities.

Third Quarter 2011 Highlights
81% linked quarter improvement in net loss to common stockholders
$102.5 million in pre-tax, pre-credit-cost income, largest quarterly amount since 2009
Increased gain on loan sale income to $103.9 million, or 153 bps
105% increase in residential mortgage rate lock commitments
Improved bank net interest margin to 2.30%, as compared to 1.86% in 2Q11
Grew average interest earnings assets by 3.4% from prior quarter
Entered into agreements to divest Georgia and Indiana deposit franchises, anticipated gain of $24 million on Indiana transaction
Continued to de-risk balance sheet, selling $15.4 million of non-performing commercial real estate assets, resulting in gain of $0.1 million
Reduced funding costs and increased core deposits
Maintained strong capital and liquidity levels -- Tier 1 ratio of 9.3% and cash and cash equivalents  equal to 6.6% of total assets

Summary Financial Results
($ in millions, except per share data)
Q3 2011 Q2 2011 Q3 2010
Net Interest Income $65.6 $51.3 $51.2
Provision $36.7 $48.4 $51.4
Gain on Loan Sale $103.9 $39.8 $103.2
MSR Income $16.9 $30.6 $23.3
Net Earnings / (Loss) ($14.2) ($74.9) ($22.6)
Diluted Earnings / (Loss) per Share ($0.03) ($0.14) ($0.15)
Total Assets $13,734.0 $12,662.8 $13,836.6
Total Stockholders' Equity $1,159.3 $1,174.4 $1,060.7
Book Value per Common Share $1.63 $1.66 $5.30
NPLs / Gross Loans HFI 6.52% 6.75% 12.46%
NPAs / Total Assets (Bank) 4.09% 4.10% 8.25%
ALLL / NPLs 63.39% 67.93% 52.01%
ALLL / Gross Loans HFI 4.13% 4.59% 6.48%
NPAs / Tier 1 Capital + General Reserves 38.58% 34.42% 70.44%
Tier 1 Capital Ratio 9.31% 10.07% 9.12%
Total Risk Based Capital Ratio 17.64% 19.73% 16.87%
Total Equity / Total Assets 8.44% 9.27% 7.67%

Pre-tax, Pre-credit-cost Income
-- Largest quarterly level of earnings before taxes and credit costs since 2009…
$ in millions
Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010
Loss before tax provision and dividends ($9.2) ($69.9) ($26.7) ($185.3) ($17.9)
Add back:
   Provision for loan losses 36.7 48.4 28.3 225.4 51.4
   Asset resolution 34.5 23.3 38.1 41.8 44.3
   Other than temporary impairment on investments AFS 1.3 15.6 0.0 1.3 0.0
   Secondary marketing reserve provision 39.0 21.4 20.4 10.3 13.0
   Write down of residual interests 0.2 2.3 2.4 (3.8) 4.7
          Total credit related costs: 111.7 110.9 89.2 275.0 113.3
Pre-tax, pre credit-cost income $102.5 $41.0 $62.5 $89.7 $95.4

$80
$70
$60
$50
$40
$30
$20
$10
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$53.2
$67.8
$54.2
$52.9
$67.2
1.68%
2.19%
1.87%
1.86%
2.30%
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Net Interest Income before Provision
Net Interest Margin (Bank)

Net Interest Margin
($ in millions)
-- Bank net interest margin increased significantly from the prior quarter, driven by increase in interest earning assets, higher average yields on assets and lower funding costs…

Cost of Funds
-- Average cost of funds continues to steadily decline, driven by a decrease in deposit funding costs. Refinanced $1 billion of FHLB advances, which is anticipated to result in
$14.1 million in annual interest savings…
($ in millions)
$41.9
$41.5
$40.3
$31.0
$27.0
$24.9
$22.7
$41.8
$42.2
$39.8
$31.2
$30.0
$30.2
$30.1
$4.8
$3.9
$2.0
$1.7
$1.6
$1.6
$1.6
3.05%
3.02%
2.86%
2.31%
2.27%
2.21%
2.09%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
$0
$20
$40
$60
$80
$100
$120
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Deposit Interest Expense FHLB Interest Expense Other Interest Expense Average Funding Cost

$1,824.0
$1,899.5
$2,153.4
$2,304.1
$2,447.0
$2,514.2
35.01%
35.22%
39.99%
41.94%
46.95%
45.67%
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
$0
$500
$1,000
$1,500
$2,000
$2,500
Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Retail Core Retail Core / Retail Deposits

Core Deposits
-- Retail core deposits increased for seventh consecutive quarter…
Note: Includes checking accounts, savings accounts, and money market accounts (excludes custodial accounts).
($ in millions)

Residential Mortgage Originations
-- Third quarter residential mortgage origination volume increased by 49% from prior quarter…
$6,902
$4,330
$5,452
$7,614
$9,165
$4,856
$4,643
$6,926
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Residential Mortgage Originations
($ in millions)

$100
$80
$60
$40
$20
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$96.5
1.35%
$52.6
1.05%
$64.3
1.22%
$103.2
1.35%
$76.9
0.89%
$50.2
0.86%
$39.8
0.91%
$103.9
1.53%
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Net Gain on Loan Sales
Gain on Loan Sale Margin

Flagstar Bancorp

10 Gain on Loan Sales -- Third quarter gain on loan sale income increased both in dollar and in margin, from prior quarter… ($ in millions)

January
February
March
April
May
June
July
August
September
October
November
December

Flagstar Bancorp

Historical Monthly Lock Volume
Note: Residential mortgage volume.
($ in millions)
-- Residential mortgage rate locks increased significantly during Q3, reflecting the interest rate environment and increased refinancing activity…
$1,500
$2,500
$3,500
$4,500
$5,500
$6,500
$7,500
2006 2007 2008 2009 2010 2011

Mortgage Servicing Rights (MSR) Income
-- Mortgage servicing rights portfolio, net of hedges, continues to generate substantial revenues…
Note: MSR income includes net loan administration income and net gain or loss on trading securities.
($ in millions)
$15.0
$23.3
$28.1
$39.3
$30.6
$16.9
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
MSR Income

Credit Related Expenses
-- Credit related expenses related to the legacy portfolio continue to be challenged…
Note: Provision for Q4 2010 excludes $176.5 million related to a loss on the sale of $474 million of non-performing loans and the concurrent transfer of
$104.2 million of such loans to the available-for-sale category.
$86.0
$51.4
$48.9
$28.3
$48.4
$36.7
$52.6
$44.3
$41.8
$38.1
$23.3
$34.5
$11.4
$13.0
$10.3
$20.4
$21.4
$39.0
$0
$20
$40
$60
$80
$100
$120
$140
$160
Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011
Provision for loan losses Asset resolution Secondary marketing reserve provision
($ in millions)

Asset Quality
(1) Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans.
Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans.
(2) Includes non-performing loans available-for-sale.
Totals may not foot due to rounding
$ in millions
Q3 2011 Q2 2011 Q3 2010
      Consumer
(1)
$91.3 $91.2 $97.7
      Commercial
(1)
$13.7 $1.4 $15.1
Total 30 Day Delinquent Loans $105.0 $92.6 $112.7
      Consumer
(1)
$46.0 $46.1 $49.8
      Commercial
(1)
$10.5 $0.2 $24.0
Total 60 Day Delinquent Loans $56.5 $46.3 $73.7
      Consumer
(1)
$352.4 $298.8 $670.1
      Commercial
(1)
$92.5 $104.6 $241.3
Total90+ Day Delinquent Loans $444.9 $403.4 $911.4
Non-performing Assets
(2)
$561.6 $518.8 $1,141.1
      To Total Assets (Bank only) 4.09% 4.10% 8.25%
Classified Assets $1,003.5 $895.7 $1,684.4
Provision for Loan Losses $36.7 $48.4 $51.4
Charge-offs, Net of Recoveries $28.7 $45.4 $107.4
Allowance for Loan Losses $282.0 $274.0 $474.0
      To Loans Held for Investment 4.13% 4.59% 6.48%
      To Non-performing Loans 63.39% 67.93% 52.01%
Real Estate Owned $113.4 $110.1 $198.6

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
30-60 days past due
60-90 days past due
90+ days past due

Flagstar Bancorp

HFI Residential First Mortgage Delinquencies
Note: Calculated using OTS method.
-- Since beginning of 2011, pace of increase on 90+ day residential first mortgages has declined, while 30 day and 60 day residential delinquent mortgages are flat…

2000
1800
1600
1400
1200
1000
800
600
400
200
0
Loan count
527
806
535
891
639
1,138
512
1,077
920
1,458
845
1,635
830
1,725
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
New agency demands
Number of outstanding demands

Flagstar Bancorp

16 Repurchase Demands -- Consistent with industry trends, agency repurchase demands have increased significantly…

Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Flagstar Bancorp

Allowance for Loan Losses
-- Allowance for loan losses remains at strong levels…
($ in millions)
$474
$528
$524
$538
$530
$474
$274
$271
$274
$282
50.38% 50.03%
48.90%
47.35%
52.28% 52.01%
86.05%
73.61%
67.93%
63.39%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
140.00%
160.00%
$0
$100
$200
$300
$400
$500
$600
Allowance for Loan Losses ALLL / Non-performing Loans

Regulatory Capital Ratios
-- Tier 1 capital ratio remains at historically high level…
7.22%
7.19%
6.39%
6.19%
9.39%
9.24%
9.12%
9.61%
9.87%
10.07%
9.31%
13.58%
13.67%
12.06%
11.68%
17.98%
17.20%
16.87%
18.55%
20.51%
19.73%
17.64%
0.00%
5.00%
10.00%
15.00%
20.00%
Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11
Tier 1 (Core) Capital Ratio Total Risk Based Capital Ratio

Pro Forma Common Book Value Per Share
-- Pro forma common book value per share of $2.28 after DTA reversal and TARP redemption…
Totals may not foot due to rounding
($ in millions, except for per share data)
Tangible Common
Equity TCE Per Share
(1)
Preferred Equity Total Equity
At September 30, 2011 906 $                             1.63 $                            253 $                           1,159 $
DTA Reversal 370                                0.67                               -                              370
Pro Forma DTA reversal 1,276                             2.30                               253                              1,530
TARP Redemption -                                 - (253)                            (253)
Reconciling item for TARP Redemption (difference in
book value and face value is reduction in common
equity) (15)                                 (0.03)                              -                              (15)
Pro Forma DTA reversal and TARP Redemption 1,262 $                          2.28 $                            - $                           1,262 $
(1)  Based on 555.0 million of total common shares outstanding

Michigan Branch Network
Detroit Metro Area
Lansing
Saginaw
Big Rapids
Grand Rapids
Flint
Jackson
Kalamazoo
Holland
Battle Creek
Monroe
I-96
I-94
I-69
-- Ranked 6
th
largest in deposits in Michigan, with 4.43% market share…
Source: SNL Financial, as of June 30, 2010.

Appendix * * * * * *

Full Income Statement
Totals may not foot due to rounding
($ in millions, except per share data)
Q3 2011 Q2 2011 Q3 2010
Net Interest Income $65.6 $51.3 $51.2
Provision for Loan Losses 36.7 48.4 51.4
Net Interest Income after Provision 28.9 2.9 (0.2)
Noninterest Income 112.6 58.1 144.9
Noninterest Expense 150.7 130.9 162.6
Net Earnings (before tax provision) (9.2) (69.9) (17.9)
Provision for Income Taxes 0.3 0.3 0.0
Net Earnings (before preferred dividends) (9.5) (70.2) (17.9)
Preferred Dividends (4.7) (4.7) (4.7)
Net Earnings ($14.2) ($74.9) ($22.6)
Weighted average common shares outstanding $554.8 $554.1 $153.5
Diluted Loss per Share ($0.03) ($0.14) ($0.15)

Select Balance Sheet Items
Totals may not foot due to rounding
($ in millions)
Q3 2011 Q2 2011 Q3 2010
Total assets $13,734.0 $12,662.8 $13,836.6
Cash and interest earning deposits $902.8 $757.9 $1,013.1
First mortgage loans 3,828.1                               3,745.2                               4,489.8
Second mortgage loans 146.5                                  155.5                                  185.1
Commercial real estate loans 1,268.9                               1,111.1                               1,341.0
Warehouse loans 995.7                                  513.7                                  913.5
Consumer lending 305.9                                  318.4                                  373.1
Non-real estate commercial loans 276.7                                  131.1                                  9.8
Investment loan portfolio $6,821.7 $5,975.1 $7,312.2
Loans held for sale $2,080.9 $2,002.9 $1,943.1
Loans repurchased with government guarantees 1,746.0 1,711.6 1,500.6
Securities classified as trading 312.8 292.4 161.0
Securities classifed as available for sale 521.3 551.2 503.6
Mortgage servicing rights 437.3 577.4 447.0

Deposit Mix
Note: Represents the ending balance and rate for period noted. Retail core deposits include retail demand, savings and money  market.
Totals may not foot due to rounding
($ in millions)
Balance Rate Balance Rate Balance Rate
Retail Deposits:
Demand deposits
640 $
0.19%
623 $
0.20%
551 $
0.32%
Savings deposits 1,318       0.74% 1,236       0.74% 809          1.01%
Money market deposits 557          0.62% 588          0.73% 540          0.96%
Certificates of deposit 2,990       1.59% 2,765       1.76% 3,494       2.39%
    Total retail deposits 5,504       1.13% 5,212       1.21% 5,394       1.83%
Core retail deposits / retail deposits 45.67% 46.95% 35.22%
Government Banking Deposits:
Demand deposits 97 0.45% 62 0.44% 184 0.26%
Savings deposits 502 0.65% 384 0.65% 283 0.65%
Certificates of deposit 362 0.66% 229 0.76% 303 0.94%
    Total government banking deposits 961 0.63% 675 0.67% 770 0.67%
Company controlled deposits        1,043 0.00%           815 0.00%        1,140 0.00%
Wholesale deposits           619 3.04%           703 3.28%        1,258 2.73%
  Total deposits $    8,128 1.07% $    7,405 1.23% $    8,562 1.61%
Number of banking branches
As of Sep 30, 2011 As of Jun 30, 2011 As of Sep 30, 2010
162 162 162

First Mortgage Portfolio – by State
Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes loans eligible for repurchase from Ginnie Mae pools.
As of Sep 30, 2011
Totals may not foot due to rounding
ARM Fixed Balloon Total
% of
Total
ARM Fixed Balloon First HELOC
Power
Option ARM
Total
% of
Total
CA 50,056 $     761,213 $    - $           811,269 $    42.7% 614,198 $    501,167 $    62,843 $     443 $          40,039 $        1,218,690 $ 32.1%
FL 6,599          94,954         72               101,625       5.4% 299,462       152,043       18,237        1,718          17,128           488,589       12.9%
MI 4,082          92,252         -              96,334         5.1% 268,120       57,342         23,476        758             3,846             353,543       9.3%
WA 6,131          62,455         -              68,587         3.6% 110,779       57,443         10,153        299             7,690             186,364       4.9%
AZ 1,762          32,886         -              34,648         1.8% 88,180         57,696         7,559          -              5,333             158,768       4.2%
TX 5,214          85,496         -              90,710         4.8% 61,045         53,901         4,057          -              2,450             121,453       3.2%
CO 6,459          27,281         350             34,090         1.8% 74,150         19,816         11,585        328             3,113             108,991       2.9%
MD 4,667          41,730         -              46,398         2.4% 57,077         28,652         13,924        -              1,205             100,858       2.7%
VA 5,905          31,965         -              37,870         2.0% 51,404         24,135         8,727          -              2,950             87,216         2.3%
NY 1,046          33,597         -              34,643         1.8% 36,505         38,707         5,004          -              744                80,960         2.1%
GA 4,054          28,637         642             33,333         1.8% 41,741         24,676         8,149          -              369                74,935         2.0%
NV -              7,059           -              7,059           0.4% 45,402         22,568         2,471          -              1,193             71,634         1.9%
IL 12,736        33,994         -              46,730         2.5% 40,197         28,022         3,251          -              -                 71,469         1.9%
NJ 6,303          32,349         81               38,733         2.0% 35,205         25,667         5,545          494             2,422             69,332         1.8%
OH 1,480          17,783         -              19,263         1.0% 41,219         12,327         1,110          76               69                   54,801         1.4%
Other 31,097        365,780       412             397,290       20.9% 296,988       194,536       43,086        1,321          10,097           546,028       14.4%
Total : 147,589 $   1,749,433 $ 1,558 $       1,898,580 $ 100% 2,161,674 $ 1,298,697 $ 229,176 $   5,437 $       98,648 $        3,793,631 $ 100%
State
AFS HFI
$ in thousands

First Mortgage Portfolio – by Vintage
Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes loans eligible for repurchase from Ginnie Mae pools.
As of Sep 30, 2011
Totals may not foot due to rounding
ARM Fixed Balloon Total
% of
Total
ARM Fixed Balloon First HELOC
Power
Option ARM
Total
% of
Total
Older 367 $          206 $           - $           573 $           0.0% 59,286 $      29,223 $      4,906 $       - $           355 $             93,769 $      2.5%
2003 527             -               -              527              0.0% 208,723       25,409         14,286        -              2,383             250,802       6.6%
2004 -              389              -              389              0.0% 636,333       39,278         26,359        3,354          230                705,553       18.6%
2005 -              1,483           72               1,555           0.1% 615,405       72,632         37,871        1,357          7,710             734,974       19.4%
2006 111             725              1,162          1,998           0.1% 138,479       186,283       31,135        328             20,274           376,498       9.9%
2007 -              4,944           324             5,268           0.3% 332,227       716,140       109,598      398             67,697           1,226,060    32.3%
2008 -              13,664         -              13,664         0.7% 27,660         92,572         5,021          -              -                 125,254       3.3%
2009 -              8,263           -              8,263           0.4% 11,447         59,414         -              -              -                 70,861         1.9%
2010 -              89                -              89                0.0% 13,894         12,665         -              -              -                 26,559         0.7%
2011 146,584      1,719,670    -              1,866,254    98.3% 118,220       65,081         -              -              -                 183,301       4.8%
Total : 147,589 $   1,749,433 $ 1,558 $       1,898,580 $ 100% 2,161,674 $ 1,298,697 $ 229,176 $   5,437 $       98,648 $        3,793,631 $ 100%
$ in thousands
Year
AFS HFI

First Mortgage Portfolio – by Original FICO
Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes loans eligible for repurchase from Ginnie Mae pools.
As of Sep 30, 2011
Totals may not foot due to rounding
ARM Fixed Balloon Total
% of
Total
ARM Fixed Balloon First HELOC
Power
Option ARM
Total
% of
Total
No Score 218 $          7,154 $        - $           7,372 $        0.4% 16,355 $      18,120 $      232 $          - $           - $              34,707 $      0.9%
< 580 -              10,089         -              10,089         0.5% 21,420         30,287         3,088          -              -                 54,795         1.4%
580 - 619 1,872          31,252         -              33,124         1.7% 29,831         47,678         2,506          -              -                 80,015         2.1%
620 - 659 13,290        126,247       -              139,536       7.3% 125,662       101,349       12,394        142             2,728             242,275       6.4%
660 - 699 26,736        208,652       -              235,388       12.4% 562,447       308,731       82,416        480             47,696           1,001,770    26.4%
> 699 105,473      1,366,040    1,558          1,473,071    77.6% 1,405,960    792,532       128,539      4,815          48,224           2,380,070    62.7%
Total : 147,589 $   1,749,433 $ 1,558 $       1,898,580 $ 100% 2,161,674 $ 1,298,697 $ 229,176 $   5,437 $       98,648 $        3,793,631 $ 100%
$ in thousands
FICO
AFS HFI

First Mortgage Portfolio – by LTV
Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes loans eligible for repurchase from Ginnie Mae pools. LTV equals current principal balance divided by appraised value at origination.
As of Sep 30, 2011
Totals may not foot due to rounding
ARM Fixed Balloon Total
% of
Total
ARM Fixed Balloon
First
HELOC
Power
Option ARM
Total
% of
Total
< 70% 44,958 $   572,784 $    89 $        617,831 $    32.5% 871,442 $    461,776 $    54,958 $   2,817 $ 16,917 $       1,407,910 $ 37.1%
70% - 79.99% 23,482      354,266       72           377,820       19.9% 944,279       517,619       95,005      1,746    13,847          1,572,494    41.5%
80% - 90% 19,805      266,355       81           286,241       15.1% 259,835       177,563       60,099      874       48,676          547,046       14.4%
> 90% 59,345      556,028       1,316      616,688       32.5% 86,118         141,740       19,115      -        19,209          266,181       7.0%
Total : 147,589 $ 1,749,433 $ 1,558 $   1,898,580 $ 100% 2,161,674 $ 1,298,697 $ 229,176 $ 5,437 $ 98,648 $       3,793,631 $ 100%
$ in thousands
LTV
AFS HFI

HFI First Mortgage Portfolio – by Original FICO and LTV
Note:  Non-performing loans include 90+ days delinquent and matured, calculated using OTS method.  LTV equals current principal balance divided by appraised value at origination.  Excludes first mortgage participations.
As of Sep 30, 2011
FICO
Non-
performing
Portfolio
Balance
% of
Balance
Non-
performing
Portfolio
Balance
% of
Balance
Non-
performing
Portfolio
Balance
% of
Balance
Non-
performing
Portfolio
Balance
% of
Balance
No Score $574 $7,828 7.3% $806 $6,110 13.2% $630 $9,441 6.7% $7,057 $11,328 62.3%
< 580 1,816 11,125 16.3% 1,607 9,693 16.6% 4,645 16,018 29.0% 11,102 17,959 61.8%
580 - 619 1,282 14,622 8.8% 1,355 13,577 10.0% 6,336 24,197 26.2% 15,985 27,619 57.9%
620 - 659 6,935 110,860 6.3% 7,762 59,628 13.0% 5,193 31,986 16.2% 17,240 39,800 43.3%
660 - 699 19,576 343,101 5.7% 40,942 408,446 10.0% 32,599 168,785 19.3% 13,136 81,437 16.1%
> 699 33,825 920,374 3.7% 64,698 1,075,040 6.0% 34,455 296,619 11.6% 11,525 88,037 13.1%
$ in thousands
LTV
< 70% 70% - 79.99% 80% - 90% > 90%

Legacy Commercial RE Portfolio
As of Sep 30, 2011
Note:  90+ days delinquent includes performing non-accruals, calculated using OTS method.
Totals may not foot due to rounding
Property Type Balance
Percentage of
Loans 30 Days 60 Days 90+ Days
Total ($) OTS
Delinquent
90+ Days (%)
Delinquent
Specific
Reserve
General
Reserve
Total
Reserves
Land - Non Residential Development $33,700.4 2.66% -             1,950.9        12,008.5       13,959.5            35.63% 1,267.9      1,323.7    2,591.6
Land - Residential Development $7,533.0 0.59% -             -               6,772.3         6,772.3              89.90% 932.8         291.2       1,224.0
1-4 Family $6,698.2 0.53% -             -               4,841.6         4,841.6              72.28% 2,269.9      251.2       2,521.1
Commercial Auto Dealer $4,964.0 0.39% -             -               -                -                      0.00% 186.2       186.2
Condo $10,946.8 0.86% -             -               -                -                      0.00% 410.5       410.5
Hospital / Nursing $13,926.0 1.10% -             -               -                -                      0.00% 522.3       522.3
Industrial Warehouse $140,296.9 11.06% 304            294.7           7,610.8         8,209.0              5.42% 2,737.2      5,261.4    7,998.6
Mini Storage $13,252.0 1.04% -             -               1,905.5         1,905.5              14.38% 1,136.5      497.0       1,633.5
Multi Family Apartment $154,056.5 12.14% 739            -               12,511.6       13,250.4            8.12% 259.3         5,777.5    6,036.8
Office $346,876.9 27.34% 1,200         837.3           23,282.8       25,320.1            6.71% 6,501.3      13,008.6 19,510.0
Retail $102,189.4 8.05% 148            -               6,867.3         7,015.2              6.72% 1,149.2      3,832.3    4,981.5
Senior Living $64,965.2 5.12% -             -               -                -                      0.00% -             2,436.3    2,436.3
Shopping Center $302,975.8 23.88% 11,268       7,357.8        8,238.2         26,864.0            2.72% 15,005.1    11,362.3 26,367.4
Special Purpose $62,201.2 4.90% -             -               7,034.5         7,034.5              11.31% 3,016.1      2,332.7    5,348.8
Other $10,141.7 0.80% -             -               1,286.4         1,286.4              12.68% -             311.8       311.8
Negative Escrow $2,937.4 0.23% -             -               -                -                      0.00% 1,085.5      -           1,085.5
CIP, Premium, FAS 91, Rec's ($8,783.1) -0.69% -             -               -                -                      - -             -           -
Totals $1,268,878.1 100.00% $13,658 10,440.8      92,359.4       116,458.6          7.28% 35,360.9    47,804.9 83,165.8
$ in thousands

$ in thousands

State	Land - Non Residential Development	Land - Residential Development	1-4 Family	Commercial Auto Dealer	Condo	Hospital / Nursing	Industrial Warehouse	Mini Storage	Multi Family Apartment	Office	Retail	Senior Living	Shopping Center	Special Purpose	Other	Total
MI	$8,809	$4,487	$6,066	$0	$10,947	$13,926	$78,046	$13,252	$51,565	$125,012	$53,716	$60,571	$115,003	$32,297	$9,692	$583,389
NY	-	-	-	-	-	-	5,124	-	75,098	60,773	-	-	3,027	-	-	144,021
GA	-	-	-	-	-	-	7,886	-	3,060	17,074	9,484	-	95,714	6,990	450	140,658
CA	-	135	-	-	-	-	43,051	-	1,634	41,092	25,067	-	12,854	14,077	-	137,909
IN	19,112	309	-	1,201	-	-	-	-	-	17,804	-	-	18,829	-	-	57,256
CT	-	-	-	-	-	-	-	-	-	40,823	-	-	-	-	-	40,823
VA	-	-	-	-	-	-	-	-	-	-	1,302	-	38,907	-	-	40,208
MA	-	-	-	3,763	-	-	-	-	-	27,113	1,996	-	-	1,486	-	34,358
MD	-	-	-	-	-	-	-	-	9,982	-	-	-	2,923	-	-	12,904
FL	5,779	-	-	-	-	-	2,316	-	-	491	-	-	308	3,143	-	12,037
PA	-	-	-	-	-	-	-	-	10,000	-	-	-	-	-	-	10,000
TN	-	-	-	-	-	-	1,293	-	-	-	-	-	7,360	663	-	9,316
NC	-	-	-	-	-	-	-	-	-	6,272	834	-	551	-	-	7,657
IL	-	-	-	-	-	-	-	-	-	4,235	-	-	-	1,497	-	5,732
WI	-	-	-	-	-	-	183	-	1,132	553	3,298	-	-	-	-	5,167
Other	-	2,602	632	-	-	-	2,397	-	1,586	5,635	6,493	4,394	7,500	2,050	-	33,288
Total	$33,700	$7,533	$6,698	$4,964	$10,947	$13,926	$140,297	$13,252	$154,056	$346,877	$102,189	$64,965	$302,976	$62,201	$10,142	$1,274,724

Flagstar Bancorp

Legacy Commercial RE Portfolio – by State
As of Sep 30, 2011
Note:  Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes commercial letters of credit.
Totals may not foot due to rounding

$ in thousands

Vintage	Land - Non Residential Development	Land - Residential Development	1-4 Family	Commercial Auto Dealer	Condo	Hospital / Nursing	Industrial Warehouse	Mini Storage	Multi Family Apartment	Office	Retail	Senior Living	Shopping Center	Special Purpose	Other	Total
Older	$0	$0	$3,463	$0	$0	$0	$30,768	$5,368	$1,548	$6,449	$3,222	$9,348	$12,156	$1,596	$3,124	**$77,042**
2003	-	-	-	-	-	11,324	11,371	3,095	4,953	7,257	6,765	-	5,459	2,363	565	**53,153**
2004	-	3,281	699	-	-	2,462	7,123	515	4,712	57,974	8,290	5,034	6,785	3,587	906	**101,367**
2005	405	90	-	-	8,441	140	4,994	127	4,425	21,444	9,657	14,926	18,066	5,607	2,658	**90,979**
2006	22,580	309	204	1,201	-	-	19,012	2,631	12,977	37,062	15,530	24,619	74,884	15,314	587	**226,909**
2007	9,110	793	1,152	-	-	-	40,762	125	13,052	60,361	13,946	11,039	84,480	18,110	380	**253,312**
2008	1,605	-	847	-	-	-	21,203	-	6,329	21,082	28,747	-	70,619	11,594	61	**162,087**
2009	-	-	322	-	586	-	1,577	-	739	342	-	-	14,757	918	66	**19,306**
2010	-	2,451	-	-	1,920	-	673	-	10,183	1,093	6,766	-	8,596	-	595	**32,277**
2011	-	610	12	3,763	-	-	2,813	1,390	95,138	133,813	9,267	-	7,173	3,112	1,201	**258,290**
Total	**$33,700**	**$7,533**	**$6,698**	**$4,964**	**$10,947**	**$13,926**	**$140,297**	**$13,252**	**$154,056**	**$346,877**	**$102,189**	**$64,965**	**$302,976**	**$62,201**	**$10,142**	**$1,274,724**

Flagstar Bancorp

Legacy Commercial RE Portfolio – by Vintage
As of Sep 30, 2011
Note:  Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items.  Also excludes commercial letters of credit.
Totals may not foot due to rounding

Non-Agency Investment Securities AFS Portfolio
As of Sep 30, 2011
Note:  excludes agency investment securities, which are sold in normal course.
Totals may not foot due to rounding
Investment Name CUSIP
Current
Principal
OTTI
Impairment
Mark-to-
Market
Net Book
Value M SP F M SP F
CWALT 2006-45T1 2A5 02149JAU0 $27,915 ($6,601) ($379) $20,934 Aaa AAA AAA Caa3 CCC C
CWHL 2007-3 A1 12543RAA7 29,561 (2,865) (2,077) 24,619 NR AAA AAA NR CCC C
CWHL 2006-18 1A1 12543WAA6 23,505 (1,282) (1,487) 20,735 NR AAA AAA NR CC C
CWHL 2005-23-A1 126694GU6 30,543 (535) (303) 29,704 NR AAA AAA NR CCC B
CWHL 2006-1 A2 126694XC7 24,291 (1,114) (3,192) 19,985 NR AAA AAA NR CC C
CWHL 2007-J1 1A1 12669MAA6 51,446 (7,360) (4,087) 39,999 NR AAA AAA NR D D
CWALT TR 2006-J8 23245LAD2 28,921 (10,461) (916) 17,544 NR AAA AAA NR D D
CWALT 2007-1T1 1A1 23246KAA9 33,679 (10,758) (1,903) 21,018 Aaa AAA AAA Ca D D
GSR 2006-9F 2A1 3622X7AD8 23,438 (1,274) (1,529) 20,635 Aaa NR AAA Caa1 NR C
GSR 2006-7F 2A1 36298NAD6 25,459 (2,802) (980) 21,676 Aaa NR AAA Caa1 NR C
JPMMT 2006-S4 A7 46629SAG7 49,423 (5,831) (3,563) 40,029 Aaa AAA AAA Caa2 CCC C
Subtotal $348,180 ($50,884) ($20,418) $276,879
GMS Trust 2006-1 33848FAA1 $131,730 ($2,793) ($12,567) $116,370 Aaa AAA NR B3 AAA NR
Subtotal $131,730 ($2,793) ($12,567) $116,370
Total $479,910 ($53,676) ($32,985) $393,249
Initial Current
$ in thousands

Real Estate Owned Portfolio
As of Sep 30, 2011
Totals may not foot due to rounding
Commercial % Receivership % Construction %
Manufactured
Homes
%
Single Family
Homes
% Total %
Current Month $ - 0.0% $ 703 2.5% $ - 0.0% $ 45 20.4% $ 11,539 21.0% $ 12,287 10.8%
30 days -                    0.0% 1,261              4.6% -                    0.0% -                    0.0% 6,434                 11.7% 7,695                 6.8%
60 days 1,318               7.2% 497                 1.8% -                    0.0% -                    0.0% 3,680                 6.7% 5,495                 4.8%
90 days 262                   1.4% 922                 3.3% -                    0.0% 38                     17.3% 7,030                 12.8% 8,252                 7.3%
91 - 180 days 945                   5.2% 11,414            41.4% 471                   91.6% 26                     11.5% 12,287               22.4% 25,142               22.2%
181 - 365 days 4,597               25.2% 9,275              33.6% -                    0.0% 0                       0.1% 7,683                 14.0% 21,556               19.0%
1 - 2 years 7,948               43.5% 3,512              12.7% -                    0.0% 33                     15.0% 5,020                 9.1% 16,512               14.6%
2 - 3 years 111                   0.6% -                   0.0% 43                     8.4% 27                     12.0% 1,191                 2.2% 1,372                 1.2%
3 - 4 years 3,079               16.9% -                   0.0% -                    0.0% 53                     23.7% 27                       0.0% 3,158                 2.8%
4 - 5 years -                    0.0% -                   0.0% -                    0.0% -                    0.0% -                     0.0% -                     0.0%
Reconciling Items -                    0.0% -                   0.0% -                    0.0% -                    0.0% -                     0.0% -                     0.0%
Loans to Facilitate -                    0.0% -                   0.0% -                    0.0% -                    0.0% -                     0.0% 11,897               10.5%
Total:                  $18,259 100.0% $27,585 100.0% $514 100.0% $222 100.0% $54,889 100.0% $113,365 100.0%
$ in thousands

Asset Quality by Loan Type – HFI
As of Sep 30, 2011
Note:  Non-performing loans include 90+ days delinquent and matured, and performing non-accruals, calculated using OTS method.
Totals may not foot due to rounding
Loan Type Balance
Non-performing
Loans
% of Balance
% of Overall
NPLs
Q3 11 Charge
Offs, Net of
Recoveries
Collectively
Evaluated
Reserves
(1)
Individually
Evaluated
Reserves
(2)
Total Reserves
Residential first mortgage $3,827,357 $341,081 8.91% 76.67% $10,435 $87,606 $68,223 $155,829
Second mortgage 146,501               4,302                      2.94% 0.97% 4,301                    15,331                 2,905                    18,236
Construction 758                       758                         100.00% 0.17% -                        124                       78                         202
Warehouse 995,663               28                           0.00% 0.01% 272                       1,307                    516                       1,823
HELOC 232,796               5,916                      2.54% 1.33% 2,953                    14,681                 -                        14,681
Other  73,126                 345                         0.47% 0.08% 785                       1,984                    1                           1,985
Commercial RE 1,268,878            92,359                    7.28% 20.76% 9,945                    49,769                 35,361                 85,130
Commercial NRE 276,658               98                           0.04% 0.02% -                        2,354                    1,760                    4,114
Total: $6,821,737 $444,887 6.52% 100.00% $28,691 $173,156 $108,844 $282,000
(1) Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans
(2) Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.
$ in thousands

Non Performing Loans HFI – by State
As of Sep 30, 2011
Totals may not foot due to rounding
Note:  Non-performing loans include 90+ days delinquent and matured, and performing non-accruals, calculated using OTS method.
State Mortgage
Percent of
Mortgage
Second
Mortgage
HELOC
Commercial
Real Estate
Commercial Construction Consumer Warehouse Total
Percent
of Total
CA 109,385 $      32.1% 1,487 $          1,468 $          11,298 $        - $             - $             - $             28 $               123,666 $      27.8%
MI 17,556           5.1% 317                1,376             52,545           98                   304                250                -                72,446           16.3%
FL 59,600           17.5% 255                1,063             5,287             -                384                29                   -                66,618           15.0%
AZ 19,595           5.7% 296                85                   -                -                -                -                -                19,977           4.5%
GA 9,260             2.7% 61                   251                4,668             -                -                27                   -                14,266           3.2%
MD 11,865           3.5% 101                157                -                -                -                -                -                12,124           2.7%
NV 11,872           3.5% 34                   85                   -                -                -                -                -                11,991           2.7%
NY 10,651           3.1% -                -                -                -                -                -                -                10,651           2.4%
IN 3,083             0.9% -                21                   5,875             -                70                   14                   -                9,063             2.0%
MO 4,305             1.3% -                97                   3,768             -                -                -                -                8,171             1.8%
OH 6,486             1.9% -                52                   1,440             -                -                -                -                7,978             1.8%
NJ 7,129             2.1% -                5                     -                -                -                -                -                7,134             1.6%
CO 6,563             1.9% 283                -                -                -                -                -                -                6,846             1.5%
WA 6,383             1.9% 21                   122                -                -                -                -                -                6,525             1.5%
TX 6,411             1.9% 92                   -                -                -                -                -                -                6,503             1.5%
Other 50,937           14.9% 1,354             1,133             7,479             -                -                24                   -                60,926           13.7%
Total $341,081 100.0% $4,302 $5,916 $92,359 $98 $758 $344 $28 $444,887 100.0%
$ in thousands

Non Performing Loans HFI – by Vintage
As of Sep 30, 2011
Totals may not foot due to rounding
Note:  Non-performing loans include 90+ days delinquent and matured, and performing non-accruals, calculated using OTS method.
Vintage Mortgage
Percent of
Mortgage
Second
Mortgage
HELOC
Commercial
Real Estate
Commercial Construction Consumer Warehouse Total
Percent
of Total
Older $5,134 1.5% $40 $304 $8,490 $0 $70 $18 $0 $14,056 3.2%
2003 9,748            2.9% 57                 390               2,906            -                -                1                    -                13,103          2.9%
2004 27,076          7.9% 429               725               12,860          -                -                -                -                41,090          9.2%
2005 44,182          13.0% 29                 903               5,451            -                -                64                 -                50,629          11.4%
2006 42,498          12.5% 84                 877               24,225          -                -                102               -                67,785          15.2%
2007 156,334        45.8% 3,527            2,471            25,415          -                384               82                 -                188,213        42.3%
2008 43,768          12.8% 136               218               2,656            -                304               26                 -                47,106          10.6%
2009 11,508          3.4% -                28                 577               -                -                2                    28                 12,144          2.7%
2010 832               0.2% -                -                7,134            -                -                32                 -                7,998            1.8%
2011 -                0.0% -                -                2,647            98                 -                17                 -                2,762            0.6%
Total $341,081 100.0% $4,302 $5,916 $92,359 $98 $758 $344 $28 $444,887 100%
$ in thousands